WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT


         THIS WAIVER AND FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "WAIVER AND FIRST AMENDMENT") is made as of this 28th day of October, 1999, by and among ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation, formerly known as General Development Corporation (the "COMPANY"), ANGLO-AMERICAN FINANCIAL, a New York limited partnership, as agent for the Lenders (as defined in the Loan Agreement) under the Loan Agreement (hereinafter defined) (hereinafter, in such capacity, together with any successors thereto in such capacity, referred to as the "AGENT"), and DAVIDSON KEMPNER SERVICE COMPANY, LLC, a New York limited liability company and successor to M. H. DAVIDSON & CO., LLC, a New York limited liability company, as collateral agent for the Lenders under the Loan Agreement (hereinafter, in such capacity, togther with any successors thereto in such capacity, referred to as "COLLATERAL AGENT").

         Each of the Company, the Agent and the Collateral Agent is sometimes referred to herein as "PARTY" and all of them, together, are collectively referred to herein as the "PARTIES."

                              W I T N E S S E T H:

         WHEREAS, the Parties and the Lenders (as defined in the Loan Agreement) entered into that certain Term Loan Agreement (the "LOAN AGREEMENT"), dated as of December 31, 1998; and

         WHEREAS, the Company has requested certain modifications to, and the Agent has agreed to modify, the terms of (1) Section 7.1 of the Loan Agreement,
(2) Section 7.15 of the Loan Agreement and (3) the definitions of "Gross Allowed Amount" and "Maximum Permissible Loan" in Section 1.1 of the Loan Agreement; and

         WHEREAS, the Company also has requested a waiver from the Agent and the Collateral Agent of the Maximum Loan Amount "cap" in Section 2.1 of the Loan Agreement and/or the mandatory prepayment obligation in Section 2.5(a) of the Loan Agreement with respect to any violations thereof by the Company occurring at any time after June 30, 1999, and before January 1, 2000; and

         WHEREAS, the Parties now desire to amend the Loan Agreement, and the Agent and the Collateral Agent have agreed to provide the waiver requested by the Company, on and subject to the terms hereinafter set forth.

         NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

         1. Capitalized terms used and not defined in this Waiver and First Amendment shall have the meanings given them in the Loan Agreement.

         2. The first paragraph of Section 7.1 of the Loan Agreement is deleted in its entirety and the following new language is inserted in its place:

            "Permit Consolidated Net Worth to be less than the sum of the amounts set forth below (hereinafter referred to as the "Minimum Consolidated Net Worth"): (a)(i) $25 million so long as the aggregate outstanding principal balance of the DK Loans equals or exceeds $25,000,000 and (ii) $20 million so long as the aggregate outstanding principal balance of the DK Loans is less than $25,000,000, MINUS the sum of (b)(i) the GAAP Book Value of Homesite Contract Receivables, Commercial Receivables and the real property consisting of identified scattered homesites and Eligible Tract Land, plus (ii) the amount of the GAAP book loss, if any, realized by the Company in connection with the sale of any Collateral permitted under this Agreement, other than sales of Homesite Contract Receivables, Commercial Receivables and the real property consisting of identified scattered homesites and Eligible Tract Land."

         3. The second paragraph of Section 7.1 of the Loan Agreement is deleted in its entirety and the following new language is inserted in its place:

            "To demonstrate compliance with the Consolidated Net Worth covenant set forth in this Section, the Company shall furnish to Lenders (i) within 45 days of the close of each calendar quarter a certificate of a Responsible Officer setting forth Minimum Consolidated Net Worth for such date calculated in accordance with this Section 7.1, and the calculation upon which it is based; and (ii) within 90 days of the close of each fiscal year, a certificate of a Responsible Officer setting forth Minimum Consolidated Net Worth as of such date calculated in accordance with this
            Section 7.1 and the calculation upon which it is based, reflecting in each such certificate delivered under clause
            (i) and (ii) any adjustments the Company is required to make in calculating Minimum Consolidated Net Worth pursuant to clauses (b)(i) and/or (ii) of the first paragraph of this Section 7.1 during the period to which such certificate relates."

         4. The definition of "Gross Allowed Amount" in Section 1.1 of the Loan Agreement is deleted in its entirety and the following new language is inserted in its place:

            "Gross Allowed Amount' means the sum of:

            (a) an amount equal to $10,328,000 with respect to Eligible Homesite Contract Receivables and Eligible Commercial Receivables ("Receivables") MINUS the sum of (i) 75% of the aggregate net cash proceeds from the sales or other dispositions of Receivables closing after June 30, 1999, (ii) 75% of the principal payments received with respect to Receivables after June 30, 1999 and (iii) 75% of the principal amount (as of June 30, 1999) of any

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

Receivables that are foreclosed on, terminated by reason of a deed in lieu or canceled after June 30, 1999;

            (b) an amount equal to $2,260,000 with respect to Commercial Receivables or Homesite Contract Receivables which are not Eligible Commercial Receivables or Eligible Homesite Contract Receivables, as the case may be ("Ineligible Receivables"), MINUS the sum of (i) 50% of the aggregate net cash proceeds from the sales or other dispositions of Ineligible Receivables closing after June 30, 1999, (ii) 50% of the principal payments received with respect to Ineligible Receivables after June 30, 1999 and (iii) 50% of the principal amount (as of June 30, 1999) of any Ineligible Receivables that are foreclosed on, terminated by reason of a deed in lieu or canceled after June 30, 1999;

            (c) an amount equal to the sum of (i) $8,865,000 with respect to Real Property consisting of identified scattered homesites owned by the Company as of June 30, 1999, PLUS (ii) 50% of the "value" of any identified scattered homesites reacquired after June 30, 1999 as the result of foreclosure, deed in lieu or cancellation of Ineligible Receivables (which value for purposes hereof shall be equal to the principal amount of such Ineligible Receivables) PLUS (iii) $1,194 with respect to each identified scattered homesite release from the Class 14 Utility Reserve after June 30, 1999, LESS, in all three cases, 50% of the aggregate net cash proceeds from the sales or other dispositions of such identified scattered homesites closing after June 30, 1999;

            (d) an amount equal to the sum of (i) $3,232,000 with respect to Real Property consisting of identified Eligible Tract Land (as defined in the DK Loan Agreement) owned by the Company as of June 30, 1999, PLUS (ii) 50% of the "value" of any identified Eligible Tract Land reacquired after June 30, 1999, as the result of foreclosure, deed in lieu or cancellation of Ineligible Receivables (which value for purposes hereof shall be equal to the principal amount of such Ineligible Receivables), LESS 50% of the aggregate net cash proceeds from the sales or other dispositions of such Eligible Tract Land closing after June 30, 1999;

            (e) an amount equal to the sum of the following values for the following Eligible Subdivision Projects: (i) $2,512,000 for the West Meadows Project, (ii) $1,374,000 for the Lakeside Estates Project,
         (iii) $1,136,000 for the Saxon Woods Project, (iv) $1,719,000 for the Trails of West Frisco Project, (v) $3,829,000 for the West Bay Club Project, (vi) $4,011,000 for the West Bay Club Condominium Project,
         (vii) $13,475,000 for the Aspen Springs Project and (viii) $551,000 for the Natures Cove Project; and

            (f) an amount equal to the sum of the following values for the Venture Subsidiaries' interests in the following Eligible Joint Venture
         Projects: (i) $2,184,000 for the Falcon Trace Project, (ii) $4,068,000 for the Sunset Lakes Project and (iii) $877,000 for the Jupiter Ocean Grande Project."

         5. The definition of "Maximum Permissible Loan" in Section 1.1 is deleted in its entirety and the following new language is inserted in its place:

             "Maximum Permissible Loan' means, on any date of determination, (1) during the period prior to April 1, 2000, the Gross Allowed Amount LESS the aggregate outstanding principal amount of the DK Loans and (2) during the period from and after April 1, 2000, the Gross Allowed Amount LESS the sum of the aggregate outstanding principal amount of the DK Loans and the aggregate stated amount of all outstanding letter of credit guarantees under the DK Loan Agreement."

         6. The text of Section 7.15 is deleted in its entirety and the following new language is inserted in its place:

            "[RESERVED]"

         7. The Agent and the Collateral Agent hereby waives any violations by the Company of the Maximum Loan Amount "cap" in Section 2.1 of the Loan Agreement and/or the mandatory prepayment obligation in Section 2.5(a) of the Loan Agreement with respect to any violations by the Company thereof occurring at any time after June 30, 1999, and before January 1, 2000.

         8. The Company hereby agrees to pay the following amounts by wire transfer to (or such method as instructed in writing by) the Agent for the ratable benefit of the Agent and the Lenders:

            a. an amount, payable in good funds upon the execution and delivery by the Parties of this Waiver and First Amendment, equal to one-quarter percent (0.25%) of the outstanding principal balance of the Loans on the Effective Date hereof; and

            b. an amount, payable in good funds on March 31, 2000, equal to one-half percent (0.50%) of the outstanding principal balance of the DK Loans on March 31, 2000.

         9. This Waiver and First Amendment shall become effective as of June 30, 1999, upon the satisfaction of all of the following conditions:

            a. the Company has executed and delivered this Waiver and First Amendment to the Agent and the Collateral Agent; and

            b.     the  Agent  and  the  Collateral   Agent  have  executed  and
delivered this Waiver and First Amendment to the Company.

         10. The Company hereby represents and warrants that there exist no causes of action, offsets, claims, counterclaims or defenses with respect to (a) its obligations under the Loan Agreement or any of the other Loan Documents and
(b) the obligations of any of the entities set forth on EXHIBIT A under any of the Loan Documents.

         11. The Company hereby represents and warrants to and covenants with the Agent and the Collateral Agent that (a) the Company has full power, authority and legal right to execute this Waiver and First Amendment and to keep and observe all of the terms of this Waiver and First Amendment on the Company's part to be observed and performed, (b) each and every representation and warranty contained in Article 4 of the Loan Agreement is true and correct as of the date hereof and (c) so long as the Commitments remain in effect or any Obligations remain outstanding and unpaid or any other amount is owing to any Lender or the Agent under the Loan Agreement, without the prior written consent of the Agent, the Company shall not, and shall not permit any of its Subsidiaries, to use any proceeds received, directly or indirectly, from any SPUD, MPUD or Venture Subsidiary for any purpose other than (i) payment of Indebtedness permitted under Section 7.2 of the Loan Agreement, (ii) payment of reasonable overhead expenses of the Company and/or its Subsidiaries, (iii) payment of reasonable severance obligations of the Company and/or its Subsidiaries and (iv) reinvestment, directly or indirectly, in other Collateral of the Company and/or its Subsidiaries.

         12. The Loan Agreement, as modified hereby, and the Loan Documents are hereby ratified and confirmed in all respects, and the Loan Agreement, as so modified, and the Loan Documents shall continue in full force and effect in accordance with their respective terms. From and after the Effective Date, all references in any of the Loan Documents to the Loan Agreement shall be to the Loan Agreement, as amended by this Waiver and First Amendment.

         13. This Waiver and First Amendment shall be binding upon and inure to the benefit of the Parties and their respective successor and assigns.

         14. Time is strictly of the essence of this Waiver and First Amendment and full and complete performance of each and every provision hereof.

         15. This Waiver and First Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof and cannot be modified or amended except in writing signed by the Parties hereto.

         16. This Waiver and First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly within such State.

         17. This Waiver and First Amendment may be executed in multiple counterparts, wich of which shall be deemed an original and all of which together will constitute one and the same instrument.

         18. This Waiver and First Amendment may be executed by facsimile signature page. Each Party agrees to be bound by its own facsimile page hereto and to accept the facsimile signature page hereto of any other Party, in each case as if each such facsimile signature were a manually executed original signature page, provided each Party shall promptly thereafter deliver its original manually executed signature page.

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

             [The remainder of this page left blank intentionally.]

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

         IN WITNESS WHEREOF, the Parties have caused this Waiver and First Amendment to be duly executed and delivered as of the Effective Date.



                                       ANGLO-AMERICAN FINANCIAL
                                       as Agent

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                                       DAVIDSON KEMPNER SERVICE COMPANY, LLC,
                                       as Collateral Agent


                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                       ATLANTIC GULF COMMUNITIES CORPORATION, on behalf of itself and, with respect to Sections 10 and 11 only, the Entities listed on Exhibit A hereto


                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A



1.       AG Sanctuary of Orlando, Inc. (Florida)
2.       AG Title Corporation (Florida)
3.       AG-NTC, Inc. (Florida)
4.       AGC CL Limited Partner, Inc.  (Florida)
5.       AGC Homes, Inc. (Florida)
6.       AGC Sanctuary Corporation (Florida)
7.       AGC-SP, Inc. (Delaware)
8.       AGC-SP4, Inc. (Florida)
9.       AGC-SP5, Inc. (Florida)
10.      Atlantic  Gulf C.C.  Corp.  (Florida)-f/k/a  C.C.  Village  Development
         Corporation
11.      Atlantic Gulf Commercial Realty, Inc. (Florida)
12.      Atlantic Gulf Communities Management Corporation (Florida)
13.      Atlantic Gulf Communities Service Corporation (Florida)
14.      Atlantic Gulf Development, Inc. (Florida)
15.      Atlantic Gulf Engineering Company (Florida)
16.      Atlantic Gulf of Tampa, Inc. (Florida)
17.      Atlantic Gulf Realty, Inc. (Florida)
18.      Atlantic Gulf Receivables Corporation (Florida)
19.      Atlantic Gulfshore Natures Cove, Inc. (Florida)
20.      Atlantic Gulf Utilities, Inc. (Florida)
21.      Atlantic Gulf Water's Edge, Inc. (Florida)
22.      Community Title Agency, Inc. (Florida)
23.      Country Lakes Development Corporation (Florida)
24.      Cumberland Cove, Inc. (Tennessee)
25.      Environmental Quality Laboratory, Incorporated (Florida)
26.      EQL Environmental Services, Inc. (Florida)
27.      Five Star Homes, Inc. (Florida)
28.      Fox Creek Development Corporation (Florida)
29.      FRC Investments, Inc. (Florida)
30.      GDV Financial  Corporation (Florida)
31.      General Development Acceptance Corporation (Delaware)
32.      General Development Air Service, Inc. (Florida)
33.      General Development Commercial Credit Corp. (Florida)
34.      General Development Headquarters Corp. (Florida)
35.      General Development Resorts, Inc. (Florida)
36.      General Development Sales Corporation (Florida)
37.      General Development Service Corporation (Florida)
38.      General Development Utilities, Inc, Inc. (Florida)
39.      Grand Oaks Development Corporation (Florida)
40.      Grand Oaks Holding Company (Florida)
41.      Hunter Trace Development Corporation (Florida)
42.      Lakeside Development of Orlando, Inc. (Florida)
43.      Las Olas Tower at River Walk, Inc. (Florida) - f/k/a AGC-SP2, Inc.
44.      Longwood Utilities, Inc. (Florida)
45.      Maplewood Development Corporation (Florida)

46.      Miramar Rock, Inc. (Florida)
47.      NT Development Corporation (Florida)
48.      Ocean Grove, Inc. (Florida)
49.      Panther Creek Corp. (North Carolina)
50.      Regency Island Dunes, Inc. (Florida)
51.      Sabal Trace Development Corporation (Florida)
52.      Saxon-DeBary, Inc. (Florida)
53. Spring Valley Acquisition Corp. (Colorado) - f/k/a Aspen Springs Valley Acquisition Corp.
54. Spring Valley Holding Company (Florida) - f/k/a Aspen Springs Ranch Holding Company
55.      Spring Valley Development, Inc. (Colorado) - f/k/a Aspen Springs Ranch,
         Inc.
56.      Summerchase Development Corporation (Florida)
57.      Sunset Lakes Development Corporation (Florida)
58.      Town & Country II, Inc. (Florida)
59.      Waterford-Orlando, Inc. (Florida) f/k/a AGC-SP1, Inc.
60. West Bay Club Development Corporation (Florida) f/k/a Estero Pointe Development Corp.
61.      West Bay Holding Corporation (Florida)
62.      West Bay Realty, Inc. (Florida)
63.      West Frisco Development Corporation (Florida) - f/k/a AGC-SP3, Inc.
64.      Windsor Palms Corporation (Florida)
65.      XYZ Insurance, Inc. (Florida)
66.      Atlantic Gulf Asia Holdings N.V. (Netherlands Antilles)

                                      A-2